4


LONGLEAF PARTNERS FUNDS
 TRUST
A Massachusetts Business Trust
(Organized as Southeastern Asset
Management
Value Trust on November 25, 1986)

               BY-LAWS

          TABLE OF CONTENTS



ARTICLE I -- Definitions  .... 4

ARTICLE II - Offices

     Section 2.1   Principal Office
.....4
     Section 2.2   Other Offices
.....4

ARTICLE III -- Shareholders Meetings

     Section 3.1   Place of Meetings
....   4
     Section 3.2   Meetings  ....4
     Section 3.3   Notice of
Meetings ...5
     Section 3.4   Quorum and
Adjournment ...5
     Section 3.5   Voting Rights,
Proxies ..   5
     Section 3.6   Vote Required  ..
5
     Section 3.7   Inspectors of
Election ..5
     Section 3.8   Inspection of
Books and Records ...6
     Section 3.9   Action by
Shareholders Without Meeting ..6

 ARTICLE IV - TRUSTEES

     Section 4.1   Chairman ..6
     Section 4.2   Meetings of the
Trustees ...6
     Section 4.3   Notice of Special
Meetings ..7
     Section 4.4   Telephone
Meetings .... 7
     Section 4.5   Quorum, Voting
and Adjournment of Meetings .7
     Section 4.6   Action by
Trustees Without Meeting . 7
     Section 4.7   Expenses and Fees
.... 7
     Section 4.8   Execution of
Instruments and Documents and
Signing
                          of Checks
and Other Obligations and Transfers
8
     Section 4.9   Indemnification
of Trustees, Officers,
                          Employees
and Agents .  8




ARTICLE V - Committees

    Section 5.1   Executive and
Other Committees ...  11
     Section 5.2   Advisory
Committee .....     11
     Section 5.3   Committee Action
Without Meeting ... 11

ARTICLE VI - Officers

     Section 6.1   Executive
Officers . ..    12
     Section 6.2   Other Officers
and Agents ... 12
     Section 6.3   Term and Removal
and Vacancies ..12
     Section 6.4   Compensation
Officers  .. .12
     Section 6.5   Power and Duties
....12
     Section 6.6   Reserved
.....12
     Section 6.7   The President
......12
     Section 6.8   The Vice
Presidents   ....13
     Section
6.9   The
Assistant
Vice
Presidents
...13
     Section 6.10  The Secretary
.....13
     Section 6.11  The Assistant
Secretaries     ...13
     Section 6.12  The Treasurer
....13
     Section 6.13  The Assistant
Treasurer   ...13
     Section 6.14  Delegation of
Duties       .14

ARTICLE VII -- Dividends and
Distributions .14

ARTICLE VIII--Certificates of Shares

     Section 8.1   Certificates of
Shares ...14
     Section 8.2   Lost Stolen,
Destroyed,
 and Mutilated Certificates .   15

ARTICLE IX - Custodian

     Section 9.1   Appointment and
Duties ..15
     Section 9.2   Central
Certificate System ...15

ARTICLE X -- Waiver of Notice ....
...16


ARTICLE XI - Miscellaneous

     Section 11.1  Location of Books
and Records ...16
     Section 11.2  Record Date .....
16
     Section 11.3  Seal ....16
     Section 11.4  Fiscal Year
.....16
     Section 11.5  Orders for
Payment of Money  .....17


ARTICLE XII -- Compliance with
Federal Regulations ..17

ARTICLE XIII-- Amendments  ....17

ARTICLE XIV -- Declaration of Trust
....17

    LONGLEAF PARTNERS FUNDS TRUST
   A Massachusetts Business Trust
  (Organized as Southeastern Asset
       Management Value Trust
        on November 25, 1986)

               BY-LAWS

              ARTICLE I
             DEFINITIONS

                       The     terms
Commission, Declaration, Investment
 Advisor, Majority Shareholder Vote,
Shareholder, Shares,
Transfer    Agent,   Trust,    Trust
Property, and Trustees have
the  respective meanings given  them
in the Declaration
 of Trust of Longleaf Partners Funds
Trust, formerly
 Southeastern Asset Management Value
Trust, dated
 November  25, 1986, as amended from
time to time.

             ARTICLE II
               OFFICES

                     Section    2.1.
Principal Office. Until changed by
   the   Trustees,   the   principal
registered office of the
   Trust  in  the  Commonwealth   of
Massachusetts shall
 be in the City of Boston, County of
Suffolk.

                  Section 2.2. Other
Offices. In addition
  to  its  principal office  in  the
Commonwealth of
Massachusetts, the Trust may have an
office or
 offices at such other places within
and without
  the  Commonwealth as the  Trustees
may from
  time  to  time  designate  or  the
business of the
 Trust may require.


             ARTICLE III
       SHAREHOLDERS' MEETINGS

                  Section 3.1. Place
of Meetings. Meetings
  of  Shareholders shall be held  at
such place,
  within or without the Commonwealth
of
 Massachusetts, as may be designated
from time
 to time by the Trustees.

                     Section    3.2.
Meetings. Meetings of
Shareholders of the Trust  shall  be
held whenever
 called by the Trustees or the Chief
Executive Officer
  or  Chief Operating Officer of the
Trust and whenever
  election of a Trustee or  Trustees
by Shareholders is
required   by   the  provisions   of
Section 16(a) of the
   1940   Act,  for  that   purpose.
Meetings of shareholders
   shall  also  be  called  by   the
Secretary upon the written
  request  of the holders of  Shares
entitled to vote not
    less  than  twenty-five  percent
(25%) of all the votes
   entitled  to  be  cast  at   such
meeting. Such request
 shall state the purpose or purposes
of such meeting
  and  the  matters proposed  to  be
acted on thereat.
  The  Secretary shall  inform  such
Shareholders
  of  the reasonable, estimated cost
of preparing and
mailing  such notice of the  meeting
and upon
 payment to the Trust of such costs,
the Secretary
   shall  give  notice  stating  the
purpose or purposes
  of the meeting to all entitled  to
vote at such meeting.
  No meeting need be called upon the
request of the
  holders of Shares entitled to cast
less than a
  majority of all votes entitled  to
be cast at such
  meeting  to  consider  any  matter
which is substantially
  the same as a matter voted upon at
any meeting
  of  Shareholders held  during  the
preceding
 twelve months.

                     Section    3.3.
Notice of Meetings.
  Written or printed notice of every
Shareholders
  meeting  stating the place,  date,
and purpose
 or purposes thereof, shall be given
by the
  Secretary not less than  ten  (10)
nor more than
   ninety  (90)  days  before   such
meeting to each
  Shareholder entitled  to  vote  at
such meeting.
  Such notice shall be deemed to  be
given
 when deposited in the United States
mail,
postage  prepaid,  directed  to  the
Shareholder
 at his address as it appears on the
records
 of the Trust.

                     Section    3.4.
Quorum and Adjournment
  of  Meetings. Except as  otherwise
provided by
 law, by the Declaration or by these
By-Laws,
 at all meetings of Shareholders the
holders
  of a majority of the Shares issued
and outstanding
   and  entitled  to  vote  thereat,
present in person
  or represented by proxy, shall  be
requisite
  and shall constitute a quorum  for
the translation
   of  business.  If  a  quorum   is
present, the
affirmative  vote of a  majority  of
the Shares
 present in person or represented by
Proxy shall
   constitute   the   act   of   the
Shareholders, unless
  a  greater proportion is expressly
required for
 such action by law, the Declaration
or these
   By-Laws.  In  the  absence  of  a
quorum, the
 Shareholders present or represented
by proxy
  and entitled to vote thereat shall
have power
 to adjourn the meeting from time to
time.
  Any  adjourned meeting may be held
as
  adjourned without further  notice.
At any
 adjourned meeting at which a quorum
shall
  be  present, any business  may  be
transacted
  as if the meeting had been held as
originally called.

                     Section    3.5.
Voting Rights, Proxies.
  At  each  meeting of Shareholders,
each holder
  of  record Shares entitled to vote
thereat
  shall  be entitled to one vote  in
person
 or by proxy, executed in writing by
the
 Shareholder or his duly authorized
  attorney-in-fact for such Share of
beneficial
  interest of the Trust and for  the
fractional
   portion  of  one  vote  for  each
fractional Share
  entitled to vote so registered  in
his name on
  the  records of the Trust  on  the
date fixed
   as   the  record  date  for   the
determination of
  Shareholders entitled to  vote  at
such meeting.
  No  proxy  shall  be  valid  after
eleven months from
 its date, unless otherwise provided
in the proxy.
  At  all  meetings of Shareholders,
unless the
  voting is conducted by inspectors,
all questions
  relating  to the qualification  of
voters and the
   validity  of  proxies   and   the
acceptance or
 rejection of votes shall be decided
by the
  chairman of the meeting.  Pursuant
to a
resolution  of  a  majority  of  the
Trustees,
  proxies  may be solicited  in  the
name of
one or more Trustees or Officers  of
the Trust.

                   Section 3.6. Vote
Required.
  Except  as  otherwise provided  by
law,
  by the Declaration of Trust, or by
these
   By-Laws,   at  each  meeting   of
Shareholders
  at  which a quorum is present, all
matters
   shall   be  decided  by  Majority
Shareholder Vote.

                     Section    3.7.
Inspectors of Election.
   In  advance  of  any  meeting  of
Shareholders,
 the Trustees may appoint Inspectors
of
Election  to act at the  meeting  or
any
  adjournment thereof. If Inspectors
of
Election  are not so appointed,  the
chairman
 of any meeting of Shareholders may,
and
  on  the request of any Shareholder
or his
  proxy shall, appoint Inspectors of
Election
 of the meeting. In case any person
  appointed  as Inspector  fails  to
appear or
   fails  or  refuses  to  act,  the
vacancy may
  be  filled by appointment  by  the
trustees in
  advance  of the convening  of  the
meeting or
 at the meeting by the person acting
as   chairman.  The  Inspectors   of
Election
   shall  determine  the  number  of
Shares outstanding,
   the  Shares  represented  at  the
meeting,
  the  existence of  a  quorum,  the
authenticity,
  validity  and effect  of  proxies,
shall receive
  votes, ballots or consents,  shall
hear and
   determine   all  challenges   and
questions in
  any way arising in connection with
the
  right  to  vote, shall  count  and
tabulate all
votes  or  consents,  determine  the
results,
  and  do such other acts as may  be
proper
  to  conduct the election  or  vote
with fairness
  to all Shareholders. On request of
the chairman
   of   the  meeting,  or   of   any
Shareholder or his proxy,
  the  Inspectors of Election  shall
make a report in
   writing   of  any  challenge   or
question or matter
   determined  by  them  and   shall
execute a
certificate  of any facts  found  by
them.

                     Section    3.8.
Inspection of Books
and Records. Shareholders shall have
such
 rights and procedures of inspection
of the
  books and records of the Trust  as
are granted
  to  Shareholders  under  the  laws
relating to
   business  corporations   of   the
Commonwealth
of Massachusetts.

                     Section    3.9.
Action by Shareholders
    Without   Meeting.   Except   as
otherwise provided
 by law, the provisions of these By-
Laws relating
  to  notices  and meetings  to  the
contrary
    notwithstanding,   any    action
required or
   permitted  to  be  taken  at  any
meeting of
 Shareholders may be taken without a
meeting
  if  a majority of the Shareholders
entitled to
   vote   upon  the  action  consent
thereto in
writing,      including     consents
transmitted  electronically
  by   facsimile or email, and  such
consents are filed
 with the records of the Trust. Such
consent shall
  be  treated for all purposes as  a
vote taken at a
 meeting of Shareholders. A reply by
return
  email to an email originally  sent
to a shareholder,
  indicating that the reply was sent
by the
  shareholder,  shall  constitute  a
valid email signature.

             ARTICLE IV
              Trustees

          Section 4.1. Chairman. The
Trustees shall
      select from their number a
Chairman,
      who shall preside at all
meetings of
     Trustees and shall perform such
other
      duties as the Trustees may
from time
      to time prescribe. The
Chairman shall
      not be an "interested person"
of the Trust
      as that term is defined by
Section 2(a)19
      of the Investment Company Act
of 1940,
      and shall serve until his
successor is duly
      elected and has qualified.

                     Section    4.2.
Meetings of the Trustees.
   The   Trustees   may   in   their
discretion provide
  for regular or special meetings of
the
  Trustees. Regular meetings of  the
Trustees
  may be held at such time and place
as
  shall  be determined from time  to
time by
   the   Trustees  without   further
notice. Special
  meetings  of the Trustees  may  be
called at
 any time by the President and shall
be called
  by  the President or the Secretary
upon the
  written  request of  any  two  (2)
Trustees.

     Section  4.3. Notice of Special
Meetings.
     Written   notice   of   special
meetings of
        the  Trustees,  stating  the
place, date
     and  time  thereof,  shall   be
given not less
       than two (2) days before such
meeting
       to  each Trustee, personally,
by telegram,
       by  mail,  electronically  by
facsimile or
       email,  or  by  leaving  such
notice at the
       Trustee's place of  residence
or usual
       place of business. If mailed,
such notice
       shall  be deemed to be  given
when
      deposited in the United States
mail,
       postage prepaid, directed  to
the Trustee
       at  his address as it appears
on the records
       of  the Trust. Subject to the
provisions of
      the 1940 Act, notice or waiver
of notice
       need  not specify the purpose
of any special
      meeting.

                     Section    4.4.
Telephone Meetings.
Subject  to  the provisions  of  the
1940 Act, any
 Trustee or any member or members of
any
committee    designated    by    the
Trustees, may
  participate  in a meeting  of  the
Trustees, or
 any such committee, as the case may
be, by
  means of a conference telephone or
similar
  communications  equipment  if  all
persons
  participating in the  meeting  can
hear each
    other   at   the   same    time.
Participation in a
  meeting by these means constitutes
presence
 in person at the meeting.

                     Section    4.5.
Quorum, Voting and
Adjournment  of  Meetings.  At   all
meetings
  of the Trustees, a majority of the
Trustees
  shall  be  requisite to and  shall
constitute a
   quorum  for  the  transaction  of
business. If
    a   quorum   is   present,   the
affirmative vote
  of  a  majority  of  the  Trustees
present shall
  be the act of the Trustees, unless
the concurrence
   of   a   greater  proportion   is
expressly required
   for  such  action  by  law,   the
Declaration or
 these By-Laws. If at any meeting of
the Trustees
   there   be  less  than  a  quorum
present, the
Trustees present thereat may adjourn
the meeting
  from  time to time, without notice
other
than  announcement at  the  meeting,
until a
 quorum shall have been obtained.

                     Section    4.6.
Action by Trustees
  Without Meeting. The provisions of
these
   By-Laws   covering  notices   and
meetings
to the contrary notwithstanding, and
except
  as  required  by law,  any  action
required or
permitted to be taken at any meeting
of the
  Trustees  may be taken  without  a
meeting
  if a consent in writing, including
consents
   transmitted   electronically   by
facsimile or email,
  setting forth the action shall  be
signed by all
of  the  Trustees entitled  to  vote
upon the action
 and such written consents are filed
with the
   minutes  of  proceedings  of  the
Trustees. A reply
   by   return  email  to  an  email
originally sent to a
  Trustee, indicating that the reply
was sent by
  the  Trustee, shall  constitute  a
valid email signature.

                     Section    4.7.
Expenses and Fees. Each
 Trustee may be allowed expenses, if
any,
  for attendance at each regular  or
special meeting
  of  the Trustees, and each Trustee
who is not an
 officer or employee of the Trust or
of its
  investment  manager or underwriter
or of any
  corporate affiliate of any of said
persons shall
  receive for services rendered as a
Trustee of
  the Trust such compensation as may
be fixed by
   the   Trustees.  Nothing   herein
contained shall be
  construed to preclude any  Trustee
from serving
 the Trust in any other capacity and
receiving
 compensation therefor.

                     Section    4.8.
Execution of Instruments
 and Documents and Signing of Checks
and
  Other  Obligations and  Transfers.
All instruments,
 documents and other papers shall be
executed in
 the name and on behalf of the Trust
and all checks,
 notes, drafts and other obligations
for the payment
  of  money  by the Trust  shall  be
signed, and all
  transfer of securities standing in
the name of
 the Trust shall be executed, by one
or more
Trustees,  by  the  President,  Vice
President
  or the Treasurer or by any one  or
more Trustees,
officers  or agents of the Trust  as
shall be
 designated for that purpose by vote
of the Trustees.

                     Section    4.9.
Indemnification of Trustees,
 Officers, Employees and Agents. (a)
The Trust
  shall indemnify any person who was
or is a
 party or is threatened to be made a
party to
   any   threatened,   pending,   or
completed
   action,    suit  or   proceeding,
whether civil,
criminal,     administrative      or
investigative
  (other than an action by or in the
right of
  the  Trust) by reason of the  fact
that he is
   or   was   a  Trustee,   officer,
employee, or
agent    of    the    Trust.     The
indemnification
    shall   be   against   expenses,
including
 attorneys' fees, judgements, fines,
and   amounts  paid  in  settlement,
actually
  and reasonably incurred by him  in
connection
   with   the   action,   suit,   or
proceeding, if he
 acted in good faith and in a manner
he
 reasonably believed to be in or not
  opposed  to the best interests  of
the Trust,
  and  with respect to any  criminal
action or
proceeding, had no reasonable  cause
to
  believe  his conduct was unlawful.
The
termination of any action,  suit  or
proceeding by
    judgment,   order,   settlement,
conviction, or
  upon a plea of nolo contendere  or
its equivalent,
shall  not,  of  itself,  create   a
presumption that
  the  person  did not act  in  good
faith and in
   a   manner  which  he  reasonably
believed to
  be  in or not opposed to the  best
interests of
the  Trust, and, with respect to any
criminal
    action   or   proceeding,    had
reasonable cause
  to  believe  that his conduct  was
unlawful.

                    (b)   The  Trust
shall indemnify
 any person who was or is a party or
is
  threatened to be made a  party  to
any
  threatened,  pending or  completed
action
  or  suit  by or on behalf  of  the
Trust to obtain
  a  judgment or decree in its favor
by reason
  of  the fact that he is or  was  a
Trustee, officer,
  employee,  or agent of the  trust.
The indemnification
    shall   be   against   expenses,
including attorneys
   fees   actually  and   reasonably
incurred by
  him in connection with the defense
or settlement
  of the action or suit, if he acted
in good faith
  and  in  a  manner  he  reasonably
believed to
  be  in or not opposed to the  best
interests
   of  the  Trust,  except  that  no
indemnification
  shall  be made in respect  of  any
claim, issue,
  or  matter as to which the  person
has
  been  adjudged to  be  liable  for
negligence
 or misconduct in the performance of
his
duty  to  the Trust, except  to  the
extent
  that the court in which the action
or
suit  was  brought, or  a  court  of
equity
in the county in which the Trust has
its
  principal office, determines  upon
application
  that, despite the adjudication  of
liability
 but in view of all circumstances of
the case,
 the person is fairly and reasonably
entitled
  to  indemnity  for these  expenses
which
   the   court  shall  deem  proper,
provided
 such Trustee, officer, employee or
  agent is not adjudged to be liable
by
  reason of his willful misfeasance,
bad   faith,  gross  negligence   or
reckless  disregard  of  the  duties
involved in the conduct of his
office.

                   (c) To the extent
that a
Trustee, officer, employee, or agent
of  the Trust has been successful on
the
  merits or otherwise in defense  of
any
  action suit or proceeding referred
to in
 subsection (a) or (b) or in defense
of
   any   claim,  issue,  or   matter
therein, he
   shall   be  indemnified   against
expenses,
 including attorneys' fees, actually
and
   reasonably  incurred  by  him  in
connection therewith.

                    (d) (1) Unless a
court orders
   otherwise,   any  indemnification
under subsections
  (a) or (b) of this section may  be
made by the
  Trust  only as authorized  in  the
specific case
    after   a   determination   that
indemnification
  of the Trustee, officer, employee,
or agent
  is  proper  in  the  circumstances
because
  he has met the applicable standard
of
  conduct  set forth in  subsections
(a) or (b).

                        (2)      The
determination shall be made:

                             (i)  By
the Trustees, by
 a majority vote of a quorum which
  consists of Trustees who were  not
parties
  to the action, suit or proceeding;
or (ii)
  If  the  required  quorum  is  not
obtainable,
  or  if  a  quorum of disinterested
Trustees
  so  directs, by independent  legal
counsel
  in a written opinion; or (iii)  By
the Shareholders.

                                 (3)
Notwithstanding any provision
  of  this  Section 4.8,  no  person
shall be
 entitled to indemnification for any
liability,
   whether  or  not  there   is   an
adjudication
of  liability, arising by reason  of
willful
   misfeasance,  bad  faith,   gross
negligence,
 or reckless disregard of duties as
described in Section 17(h)  and  (i)
of the
 Investment Company Act of 1940
 (disabling conduct). A person shall
be
  deemed  not  liable by  reason  by
disabling
conduct if, either:

                             (i)   A
final decision on the
 merits is made by a
 court or other body
 before whom the proceeding
 was brought that the person
  to be indemnified (indemnitee) was
not  liable by  reason of  disabling
conduct; or

                            (ii)  In
the absence of such
    a    decision,   a    reasonable
determination, based
 upon a review of the
  facts, that the indemnitee was not
liable
by  reason of disabling conduct,  is
made by either --


(A) a majority of a quorum of
    Trustees    who   are    neither
"interested persons" of the Trust,
as  defined in Section 2(a) (19)  of
the Investment
 Company Act of 1940, nor parties to
the action,
 suit or proceeding, or

       (B)   an  independent   legal
counsel in a  written opinion.

                     (e)   Expenses,
including attorneys
   fees,   incurred  by  a  Trustee,
officer, employee
  or agent of the Trust in defending
a civil or
 criminal action, suit or proceeding
may be
 paid by the Trust in advance of the
final
 disposition thereof if:

     (1)  Authorized in the specific
case by the Trustees; and

       (2)  The  Trust  receives  an
undertaking
  by  or  on behalf of the  Trustee,
officer,
  employee or agent of the Trust  to
repay
 the advance if it is not ultimately
  determined  that  such  person  is
entitled
to be indemnified by the Trust; and

                  (3) either,

                            (i) such
person provides a
security for his undertaking, or

                            (ii) the
Trust is insured against loses
 by reason of any lawful advances,
                                 or

                            (iii)  a
determination, based on a
review  of readily available  facts,
that there is
  reason  believe that  such  person
ultimately
   will   be   found   entitled   to
indemnification,
 is made  by either



(A) a majority of
   a   quorum   which  consists   of
Trustees who are
 neither "interested persons" of the
Trust,
  as defined in Section 2(a) (19) of
the Investment
Company Act of 1940, nor parties  to
the
action, suit or proceeding, or

    (B) an independent legal counsel
in a written opinion.

                        (f)      The
indemnification provided
 by this Section shall not be deemed
exclusive
  of  any  other rights to  which  a
person may
   be  entitled  under  any  by-law,
agreement,
vote     of     Shareholders      or
disinterested trustees
 or otherwise,  both as to action in
his
official  capacity and as to  action
in another
  capacity while holding the office,
and shall
continue  as  to  a person  who  has
ceased to
 be a Trustee, officer, employee, or
agent and
inure  to the benefit of the  heirs,
executors
and  administrators of such  person;
provided
that no person may satisfy any right
of
  indemnity or reimbursement granted
herein
or  to  which  he may  be  otherwise
entitled except
  out  of the property of the Trust,
and no
Shareholder   shall  be   personally
liable with
  respect to any claim for indemnity
or
reimbursement or otherwise.

                   (g) The Trust may
purchase and
 maintain insurance on behalf of any
person
  who  is or was a Trustee, officer,
employee,
  or agent of the Trust, against any
liability
asserted against him and incurred by
him in
any  such  capacity, or arising  out
of his
status as such. However, in no event
will
  the  Trust  purchase insurance  to
indemnify
  any  officer  or  Trustee  against
liability
  for  any  act for which the  Trust
itself is not
permitted to indemnify him.

                      (h)    Nothing
contained in this Section
shall  be  construed to protect  any
Trustee or
officer  of  the Trust  against  any
liability to
the Trust or to its security holders
to which
 he would otherwise be subject by
reason  of willful misfeasance,  bad
faith,
   gross   negligence  or   reckless
disregard of the
  duties involved in the conduct  of
his office.

              ARTICLE V
             Committees

                     Section    5.1.
Executive and Other
Committees.    The   Trustees,    by
resolution adopted
  by a majority of the trustees, may
designate
 an Executive Committee and/or other
committees,   each   committee    to
consist of two
(2)  or more of the Trustees of  the
Trust and
 may delegate to such committees, in
the
  intervals between meetings of  the
Trustees,
  any  or all of the powers  of  the
Trustees in
the  management of the business  and
affairs of
the  Trust.  In the absence  of  any
member of
any   such  committee,  the  members
thereof
  present at any meeting, whether or
not they
  constitute a quorum, may appoint a
Trustee
  to  act  in  place of such  absent
member. Each
  such committee shall keep a record
of its
proceedings.

                     The   Executive
Committee and any
  other committee shall fix its  own
rules or
procedure,  but the  presence  of  a
least fifty
 percent (50%) of the members of the
whole
  committee  shall in each  case  be
necessary
to   constitute  a  quorum  of   the
committee and
the affirmative vote of the majority
of the
 members of the committee present at
the
  meeting shall be necessary to take
action.

                  All actions of the
Executive
Committee shall be reported  to  the
Trustees
   at   the  meeting  thereof   next
succeeding to
 the taking of such action.

                     Section    5.2.
Advisory Committee.
   The   Trustees  may  appoint   an
advisory
committee which shall be composed of
persons
  who do not serve the Trust in  any
other
   capacity  and  which  shall  have
advisory functions
  with respect to the investments of
the
 Trust but which shall have no power
to determine
   that   any  security   or   other
investment, shall be
purchased,    sold   or    otherwise
disposed of
 by the Trust. The number of persons
constituting
  any  such advisory committee shall
be
determined from time to time by the
 Trustees. The members of any such
   advisory  committee  may  receive
compensation
  for  their  services  and  may  be
allowed such
   fees   and   expenses   for   the
attendance at
meetings  as the Trustees  may  from
time to
time determine to be appropriate.

                     Section    5.3.
Committee Action
  Without Meeting. The provisions of
these
By-Laws    covering   notices    and
meetings
  to  the  contrary notwithstanding,
and
except  as  required  by  law,   any
action
required or permitted to be taken at
any meeting of any Committee of the
Trustees   appointed   pursuant   to
Section
5.1  of  these By-Laws may be  taken
without
 a meeting if a consent in writing,
   including   consents  transmitted
electronically
  by  facsimile  or  email,  setting
forth the
action   shall  be  signed  by   all
members of the
 Committee entitled to vote upon the
action
   and  such  written  consents  are
filed with
  the records of the proceedings  of
the Committee.


             ARTICLE VI
              Officers

                      Section   6.1.
Operation of the Business
 Affairs of the Trust by Trustees or
by
Officers   and  Other  Agents.    In
accordance
  with  Sections 3.1 and 3.6 of  the
Declaration
   of   Trust,   the  Trustees   may
determine to
operate  and implement the  business
affairs
  of  the  Trust through  designated
members
  of  the Board of Trustees, service
providers,
  licensed  professionals  and  such
other
 agents as the Trustees shall at any
time or
from time to time deem advisable. In
the
  event  of such determination,  the
Trust shall
  have no officers, and the portions
of the
sections   of   this   Article    VI
establishing the
   responsibilities  and  powers  of
officers shall
 not be applicable. In the event the
Trustees
  determine to operate and implement
the
   business  affairs  of  the  Trust
through officers
 and accordingly elect officers, the
portions
  of the sections of the Article  VI
establishing
  the responsibilities and powers of
officers
  shall then be applicable and shall
determine
  the responsibilities and powers of
the
 officers elected by the Trustees.

                   Section   6.2   .
Executive Officers and
  Other  Officers  and  Agents.  The
executive officers
  of the Trust shall be a President,
one or more
 Vice Presidents, a Secretary, and a
Treasurer.
  Two  or more offices, except those
of President
 and any Vice President, may be held
be the
same  person,  but no officer  shall
execute,
acknowledge or verify any instrument
in more
  than  one  capacity. The executive
officers of
 the Trust shall be elected annually
by the Trustees
   and  each  executive  officer  so
elected shall hold
office   until   his  successor   is
elected and has qualified.
The  Trustees may also elect one  or
more Assistant
Vice      Presidents,      Assistant
Secretaries, and Assistant
Treasurers  and may  elect,  or  may
delegate to the
  President  the power  to  appoint,
such other officers
 and agents as the Trustees shall at
any time or
from time to time deem advisable.

                   Section 6.3. Term
and Removal and
Vacancies. Each officer of the Trust
shall hold
   office  until  his  successor  is
elected and has
qualified. Any officer or  agent  of
the Trust may
be removed by the Trustees whenever,
in their
 judgment, the best interests of the
Trust will be
  served  thereby, but such  removal
shall be
without prejudice to the contractual
rights, if
any, of the person so removed.

                     Section    6.4.
Compensation Officers.
  The compensation of  officers  and
agents of
  the  Trust shall be fixed  by  the
Trustees, or
by   the  President  to  the  extent
provided by the
  Trustees with respect to  officers
appointed
 by the President.

                  Section 6.5. Power
and Duties.
All   officers  and  agents  of  the
Trust, as
between  themselves and  the  Trust,
shall
  have  such  authority and  perform
such
duties  in  the  management  of  the
Trust
  as may be provided in our pursuant
to
these By-Laws, or to the extent  not
so
provided,  as  may be prescribed  by
the Trustees,
provided,  that  no  rights  of  any
third party
  shall  be affected or impaired  by
any such
   By-Law  or  resolution   of   the
Trustees unless
 he has knowledge thereof.

                     Section    6.6.
Reserved.

                   Section 6.7.  The
President. The President
shall be the Chief Operating officer
of the
Trust,  he  shall have  general  and
active management
of  the business of the Trust, shall
see that all
orders   and  resolutions   of   the
Trustees are carried
into   effect,  and,  in  connection
therewith,
  shall be authorized to delegate to
one or
  more  Vice Presidents such of  his
powers
  and  duties at such times  and  in
such manner
 as he may deem advisable.

                   Section 6.8.  The
Vice Presidents.
  The  Vice Presidents shall  be  of
such
number and shall have such titles as
may
  be determined from time to time by
the Trustees.
 The Vice President, or, if there be
more
than one, the Vice Presidents in the
order of
   their   seniority   as   may   be
determined from time
  to  time  by the Trustees  or  the
President shall,
 in the absence or disability of the
President,
exercise the powers and perform  the
duties of
the  President, and he or they shall
perform
  such  other duties as the Trustees
or the
President  may  from  time  to  time
prescribe.

                   Section 6.9.  The
Assistant Vice
   Presidents.  The  Assistant  Vice
President,
or,  if there be more than one,  the
Assistant
 Vice Presidents, shall perform such
duties
  and  have  such powers as  may  be
assigned
  them  from  time to  time  by  the
Trustees or the President.

                   Section 6.10. The
Secretary. The
 Secretary shall attend all meetings
of the
Trustees  and  all meetings  of  the
Shareholders
  and record all the proceedings  of
the meetings
  of  the  Shareholders and  of  the
Trustees in
a  book to be kept for that purpose,
and
  shall perform like duties for  the
standing
committees   when   required.    The
Secretary
  shall  give, or cause to be given,
notice of
  all  meetings of the  Shareholders
and special
 meetings of the Trustees, and shall
perform
  such  other duties and  have  such
powers as
 the Trustees, or the President, may
from
time  to  time prescribe.  He  shall
keep in safe
                                   -
custody the seal of the
  Trust and affix or cause the  same
to be affixed
  to  any  instrument requiring  it,
and, when so affixed,
   it   shall  be  attested  by  his
signature of an
Assistant Secretary.

                   Section 6.11. The
Assistant Secretaries.
  The  Assistant  Secretary,  or  if
there be more
 than one, the Assistant Secretaries
in the
order determined by the Trustees  of
the President,
shall,  in the absence or disability
or the Secretary,
  perform the duties and exercise in
the powers of
  the  Secretary and  shall  perform
such duties and
have   such  other  powers  as   the
Trustees or the
  President  may from time  to  time
prescribe.

                   Section 6.12. The
Treasurer. The
Treasurer   shall   be   the   chief
financial officer
  of  the Trust. The Treasurer shall
keep or cause
to   be   kept  full  and   accurate
accounts of receipts
    and   disbursements   in   books
belonging to the
Trust,  and  shall  render  to   the
Trustees and the
  President,  whenever any  of  them
require it,
an  account  of his transactions  as
Treasurer and
  the  financial  condition  of  the
Trust, and shall
  perform such other duties  as  the
Trustees,
  or the President, may from time to
time prescribe.

                   Section 6.13. The
Assistant Treasurer.
  The  Assistant Treasurer,  or,  if
there shall be
   more   than  one,  the  Assistant
Treasurers in the
 order determined by the Trustees or
the President,
 shall, in the absence or disability
of the Treasurer,
 perform the duties and exercise the
powers of the
  Treasurer  and shall perform  such
other duties and
have    such    other   powers    as
theTrustees, or the
President,  may from  time  to  time
prescribe.

                     Section   6.14.
Delegation of Duties.
  Whenever  an officer is absent  or
disabled,
or   whenever  for  any  reason  the
Trustees
 may deem it desirable, the Trustees
may
delegate the powers and duties of an
officer
  or  officers  to  any  officer  or
officers or to
any Trustee or Trustees.

             ARTICLE VII
     Dividends and Distributions

                    Subject  to  any
applicable provisions
   of   law   and  the  Declaration,
dividends and
distributions upon the Shares may be
  declared at such intervals as  the
Trustees
   may   determine,  in   cash,   in
securities
  or  other property, or in  Shares,
from  any sources
permitted   by  law,  all   as   the
Trustees shall from time to time
 determine.

                   Inasmuch  as  the
computation of net income
  and  net profits from the sale  of
securities or
other  properties for federal income
tax purposes
   may  vary  from  the  computation
thereof on the
  records of the Trust, the Trustees
shall have
  power,  in  their  discretion,  to
distribute as
  income  dividends and  as  capital
gain
     distributions,    respectively,
amounts sufficient
  to  enable the Trust to  avoid  or
reduce
 liability for federal income taxes.


            ARTICLE VIII
       Certificates of Shares

                     Section    8.1.
Certificates of Shares.
  The  Trust  may,  at  its  option,
determine
  not  to  issue  a  certificate  or
certificates
 to evidence Shares owned of record
  by  any  Shareholder.  If  issued,
certificates
of Shares of each series or class of
Shares shall be in such form and of
  such  design as the Trustees shall
approve,
   subject  to  the  right  of   the
Trustees to change
 such form and design at any time or
from
  time to time, and shall be entered
in the records
of  the  Trust as they  are  issued.
Each such
certificate     shall     bear     a
distinguishing number,
 shall exhibit the holder's name and
certify
 the number of  full Shares owned by
such holder,
  shall be signed by or in the  name
of the
Trust   by  the  Chairman   or   the
President,
  and countersigned by the Secretary
or the
    Treasurer   and   an   Assistant
Treasurer of the
  Trust,  shall be sealed  with  the
seal, and shall
contain  such  recitals  as  may  be
required by
   law.  Where  any  certificate  is
signed by a Transfer
   Agent  or  by  a  Registrar,  the
signature of such
   officers  and  the  seal  may  be
facsimile, printed
  or  engraved.  In case any officer
or officers
who  shall  have  signed,  or  whose
facsimile signature
  or signatures shall appear on, any
such certificate
  or certificates shall cease to  be
such officer or
  officers  of  the  Trust,  whether
because of death,
  resignation  or otherwise,  before
such certificate
or   certificates  shall  have  been
delivered by the
Trust,    such    certificate     or
certificates shall,
nevertheless,  be  adopted  by   the
Trust and be
  issued and delivered as though the
person
or    persons   who   signed    such
certificate or
certificates    or  whose  facsimile
signature
or  signatures shall appear  therein
had  not
ceased to be such
Officer or officers of the Trust. No
certificate
shall  be issued for any share until
such share is fully paid.

                  Section 8.2. Lost,
Stolen, Destroyed
and   Mutilated  Certificates.   The
Trustees may
direct   a   new   certificate    or
certificates to be
issued  in  place of any certificate
or certificates
  theretofore  issued by  the  Trust
alleged to
   have   been   lost,   stolen   or
destroyed, upon
  satisfactory proof of  such  loss,
theft, or
  destruction, and the Trustees may,
in their
discretion, require the owner of the
lost,
stolen or destroyed certificate,  or
his legal
representative, to give to the Trust
and to such
  Registrar,  Transfer Agent  and/or
Transfer
  Clerk  as  may  be  authorized  or
required to
countersign such new certificates, a
bond in
  such sum and of such type as  they
may direct,
  and  with such surety or sureties,
as they may
  direct,  as indemnity against  any
claim that
may  be against them or any of  them
on account
   of  or  in  connection  with  the
alleged loss, theft
or    destruction   of   any    such
certificate.


             ARTICLE IX
              Custodian

                     Section    9.1.
Appointment and Duties.
The  Trust shall at all times employ
a bank or
trust    company   having   capital,
surplus and
  undivided profits of at least five
million
dollars  ($5,000,000)  as  custodian
with
authority as its agent, but  subject
to such
restrictions, limitations and  other
requirements,
  if  any,  as  may be contained  in
these By-Laws
and  the  1940  Act to  perform  the
following functions:

                             (1)  to
receive and hold the
  securities owned by the Trust  and
deliver the
 same upon written order.

                             (2)  to
receive and receipt for any
 money due to the  Trust and deposit
the
  same in its own banking department
or  elsewhere
 as the Trustees may direct.

                             (3)  to
distribute such funds upon orders
 or vouchers.

all  upon such basis of compensation
as may be
  agreed  upon between the  Trustees
and the
  custodian.  If so  directed  by  a
Majority Shareholder
  Vote,  the custodian shall deliver
and pay
over  all property of the Trust held
by it as specified
 in such vote. The Trustees may also
authorize
 the custodian to employ one or more
 sub-custodians from time to time to
perform
  such  of the acts and services  of
the custodian
 and upon such terms and conditions,
as may be
  agreed  upon between the custodian
and
  such sub-custodian and approved by
the Trustees.

                     Section    9.2.
Central Certificate System.
 Subject to such rules, regulations,
and orders
as  the  Commission may  adopt,  the
Trustees
 may direct the custodian to deposit
all or
any part of the securities owned  by
the
  Trust  in a system for the central
handling
  of  securities  established  by  a
national
securities  exchange or  a  national
securities
  association  registered  with  the
Commission
under the Securities Exchange Act of
1934,
  or  such  other person as  may  be
permitted by
  the  Commission, or  otherwise  in
accordance
  with  the  1940 Act,  pursuant  to
which system
  all  securities of any  particular
class or series
of  any issuer deposited within  the
system are
  treated  as fungible  and  may  be
transferred
  or  pledged  by bookkeeping  entry
without
    physical   delivery   of    such
securities provided
  that  all such deposits  shall  be
subject to
  withdrawal only upon the order  of
the Trust.


              ARTICLE X
          Waiver of Notice

                     Whenever    any
notice of the time,
place or purpose of any meeting of
Shareholders, Trustees,  or  of  any
committee
   is   required  to  be  given   in
accordance with
law  or under the provisions of  the
Declaration
  or these By-Laws, a waiver thereof
in writing,
  signed  by  the person or  persons
entitled to
  such  notice  and filed  with  the
records of the meeting,
 whether before or after the holding
thereof,
or  actual attendance at the meeting
of Shareholders,
Trustees  or committee, as the  case
may be, in
  person, shall be deemed equivalent
to the giving
of such notice of such person.


             ARTICLE XI
            Miscellaneous

                     Section   11.1.
Location of Books
and  Records. The books and  records
of the Trust
    may   be   kept   outside    the
Commonwealth of
Massachusetts  at  such   place   or
places as the
  Trustees  may from  time  to  time
determine,
  except  as  otherwise required  by
law.

                     Section   11.2.
Record Date. The Trustees
  may  fix in advance a date as  the
record date for the
 purpose of determining Shareholders
entitled to
  notice  of,  or to  vote  at,  any
meeting of Shareholders,
 or Shareholders entitled to receive
payment of any
dividend  or  the allotment  of  any
right, or in
  order  to make a determination  of
Shareholders for
  any  other purpose. Such date,  in
any case shall be
  not more than sixty (60) days, and
in case of a
  meeting  of Shareholders not  less
than ten
(10) days prior to the
date   on  which  particular  action
requiring such
 determination of Shareholders is to
be taken.
 In lieu of fixing a record date the
Trustees may
  provide  that  the transfer  books
shall be closed
  for  a  stated period but  not  to
exceed, in any case,
  twenty  (20) days. If the transfer
books are
   closed   for   the   purpose   of
determining
Shareholders entitled to notice of a
vote at a meeting
  of  Shareholders, such books shall
be closed
   for   a   least  ten  (10)   days
immediately preceding
such meeting.

                     Section   11.3.
Seal. The Trustees shall
 adopt a seal which shall be in such
form and
shall  have such inscription thereon
as the Trustees
  may from time to time provide. The
seal of the
   Trust  may  be  affixed  to   any
document, and
 the seal and its attestation may be
lithographed,
  engraved  or otherwise printed  on
any document
  with the same force and effect  as
if it had been
  imprinted and attested manually in
the same
  manner and with the same effect as
if done
by    a    Massachusetts    business
corporation under
 Massachusetts law.

                     Section   11.4.
Fiscal Year. The fiscal
year  of the trust shall end as such
date as the
 Trustees may by resolution specify,
and the
trustees  may  by resolution  change
such date
 for future fiscal years at any time
and from
time to time.

                     Section   11.5.
Orders for Payment
of Money. All orders or instructions
for the
payment  of money of the Trust,  and
all notes
or  other  evidences of indebtedness
issued
  of  the trust, shall be signed  by
such officer
 or officers or such other person or
persons
  as  the Trustees may from time  to
time designate,
  or  as  may  be  specified  in  or
pursuant to the
agreement between the Trust and  the
bank
or   trust   company  appointed   as
Custodian of the
securities and funds of the Trust.


             ARTICLE XII
 Compliance with Federal Regulations

                   The Trustees  are
hereby empowered
  to  take  such action as they  may
deem to be
 necessary, desirable or appropriate
so that the
  Trust is or shall be in compliance
with any
  federal or state statute, rule  or
regulation with
  which  compliance by the Trust  is
required.

            ARTICLE XIII
             Amendments

                   These By-Laws may
be amended,
altered, or repealed, or new By-Laws
may
  be  adopted,  (a)  by  a  Majority
Shareholder
  Vote,  or  (b)  by  the  Trustees,
provided, however,
  that  no  By-Laws may be  amended,
adopted
 or repealed by the Trustees if such
amendment,
   adoption   or  repeal   required,
pursuant to law,
the Declaration, or these By-Laws, a
vote of
the Shareholders. The Trustees shall
in no event
adopt  By-Laws which are in conflict
with
  the  Declaration, and any apparent
inconsistency
  shall be construed in favor of the
related
 provisions in the Declaration.

             ARTICLE XIV
        Declaration of Trust

                  The Declaration of
Trust establishing
 Longleaf Partners Funds Trust
(formerly     Southeastern     Asset
Management
  Value  Trust), dated November  25,
1986, a
copy  of  which, together  with  all
amendments
thereto, is on file in the office of
the Secretary
     of    the    Commonwealth    of
Massachusetts, provides
  that  the  name Longleaf  Partners
Funds Trust
    (formerly   Southeastern   Asset
Management
Value Trust), refers to the Trustees
under the
    Declaration   collectively    as
Trustees, but not
 as individuals or personally and no
Trustee,
  Shareholder, officer, employee  or
agent of the
 Trust or any of its separate Series
shall be
held to any personal liability,  nor
shall resort
  be  had  to their private property
for the
  satisfaction of any obligation  or
claim or
otherwise  in  connection  with  the
affairs of said
Longleaf   Partners   Funds    Trust
(originally
 Southeastern Asset Management Value
  Trust)  or  any  of  its  separate
Series, but
the   Trust  or  Series  assets  and
estate only shall be liable.